SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  July 2, 1996
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)



North Carolina                      1-10646                   56-1688522
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(State of Incorporation)  (Commission File Number) (IRS Employer Identification No.)

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134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                      (Zip code)


Registrant's telephone number, including area code:          (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.




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Item 5.  Other Events:
On July 2, 1996, Centura Banks, Inc. ("Centura") announced earnings for the three month and six month periods ending June 30, 1996. Centura's net income increased 13.9 percent to $16.5 million or $0.71 per fully-diluted share for the three months ended June 30, 1996 versus $14.5 million or $0.62 per fully-diluted share for the comparable quarter last year. Net income increased to $32.4 million or $1.39 per fully-diluted share for the six months ended June 30, 1996, versus $29.0 million or $1.27 per fully-diluted share for the comparable six month period of 1995. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               CENTURA BANKS, INC.
                               Registrant


Date: July 2, 1996       By:  /s/ Frank L. Pattillo
                              Frank L. Pattillo
                              Chief Financial Officer



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                                  EXHIBIT INDEX

                                                               Sequential
                                                               Page
Exhibit               Description of Exhibit                   Number


99                Press release dated July 2, 1996               5